UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2020

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware			20-2311383
(State or Other Jurisdiction of Incorporation)			(IRS Employer Identification No.)

2021 Spring Road Suite 600	Oak Brook	IL	60523
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition
On February 13, 2020, TreeHouse Foods, Inc. (NYSE: THS) issued a press release announcing its financial and operating results for the fiscal quarter ended December 31, 2019 and providing information relating to its previously announced webcast being held to discuss such results. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The information in this Form 8-K under Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

On February 13, 2020, TreeHouse announced that William J. Kelley Jr. has been elected Executive Vice President and Chief Financial Officer of TreeHouse. Most recently, Mr. Kelley served as Interim Chief Financial Officer of TreeHouse since November 2019. Mr. Kelley joined TreeHouse in 2016 as Corporate Controller and was promoted to Senior Vice President, Corporate and Operations Finance in 2018. Prior to joining TreeHouse, he was Head of Global Audit for Kraft Heinz Company, where he worked from 2014-2016. Before that, he spent two years as Corporate Controller and Chief Accounting Officer at Hillshire Brands, the spin off successor company to Sara Lee Corporation. From 2010 to 2012, he was Vice President and Corporate Controller at USG Corporation. He spent the previous ten years in a variety of increasingly senior operating finance roles at PepsiAmericas. His earlier career service included key finance and accounting roles at Arthur Andersen and Cargill.

Mr. Kelley does not have any family relationships with any director or executive officer, or any person nominated to be a director or executive officer, or any person nominated to be a director or executive officer of TreeHouse, and Mr. Kelley has no interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Kelley’s appointment as Executive Vice President and Chief Financial Officer is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01. Other Events

(d)	Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release dated February 13, 2020, announcing financial results for the fiscal quarter ended December 31, 2019
99.2	Press Release dated February 13, 2020, announcing appointment of William J. Kelley Jr. as Executive Vice President and Chief Financial Officer
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	February 13, 2020	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill

General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant